                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Com-
           mission Only (as permitted by
           Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                            VAN KAMPEN INCOME TRUST

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                             --  SEPTEMBER 2006  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                           INCOME TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
   Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Van Kampen Income Trust is
traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to
elect nominees for the Board of Trustees.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their fund.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.
Q      WHOM CAN I CONTACT FOR
       MORE INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1.   Authority to vote        [ ]    [ ]       [ ]    2.   To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more individual nominee check "For All Except" and write the nominee's name on the line below.

     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here


 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 SAMPLE

                            VAN KAMPEN INCOME TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 27, 2006

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") of the Van Kampen Income Trust (the "Fund") that an Annual Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, October 27, 2006, at 9:00 a.m., for the following purposes:

1.   To elect three Trustees, each by the holders of Common
     Shares of the Fund, to each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares of the Fund at the close of business on September 18, 2006 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    Lou Anne McInnis,
                                    Assistant Secretary
September 22, 2006

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN INCOME TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 27, 2006
 ------------------------------------------------------------------------------

                                  INTRODUCTION
 ------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Income Trust (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, October 27, 2006 at 9:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 25, 2006.

The purposes of the Meeting are:

1.   To elect three Trustees, each by the holders of Common
     Shares of the Fund, to each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") of the Fund. The Board has fixed the close of business on September 18, 2006 as the record date (the "Record Date") for the determination of holders of Common Shares of the Fund entitled to vote at the Meeting. At the close of business on September 18, 2006, there were issued and outstanding 15,371,738 Common Shares of the Fund.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Holders of Common Shares of the Fund ("Common Shareholders") on the Record Date are entitled to one vote per Common Share with respect to any proposal submitted to the Common Shareholders of the Fund, with no Common Share having cumulative voting rights.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For All" of the nominees for the Board of Trustees. The affirmative vote of a plurality of the Common Shares present at the Meeting or by proxy is required to elect a person as Trustee. Election by plurality means those persons who receive the highest number of votes cast "For" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) will be disregarded since only votes "For" are considered in a plurality voting requirement. A majority of the outstanding Common Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting.

  Common Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) may be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Common Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $108 billion in assets under management or supervision as of June 30, 2006. Van Kampen is a wholly-owned subsidiary of Morgan Stanley.
 ------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES
 ------------------------------------------------------------------------------

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Thus, as in the past, only one class of Trustees (those Trustees designated as the Class III Trustees on the following pages, which consists of R. Craig Kennedy, Jack E. Nelson and Hugo F. Sonnenschein) is being submitted to shareholders of the Fund for election at the Meeting. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of the Fund, the Fund's Declaration of Trust and the Fund's Bylaws. A Trustee serves for a three year term or until a successor has been duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective Class III Trustee nominees listed unless the proxy is marked otherwise.

          INFORMATION REGARDING ALL TRUSTEES, INCLUDING THE INCUMBENT
                CLASS III TRUSTEES UP FOR RE-ELECTION AS TRUSTEE

  The tables below list all the Fund's Trustees (including the incumbent Class III Trustees up for re-election as Trustee), their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the Record Date.

INDEPENDENT TRUSTEES:

                                                                                                     NUMBER OF
                                                 TERM OF                                              FUNDS IN
                                               OFFICE* AND                                              FUND
                                  POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN
OF TRUSTEE                           FUNDS       SERVED     DURING PAST 5 YEARS                      BY TRUSTEE
David C. Arch(1) (61)             Trustee      Trustee      Chairman and Chief Executive Officer of      68
Blistex Inc.                                   since 1997   Blistex Inc., a consumer health care
1800 Swift Drive                                            products manufacturer. Director of the
Oak Brook, IL 60523                                         Heartland Alliance, a nonprofit
                                                            organization serving human needs based
                                                            in Chicago. Director of St. Vincent de
                                                            Paul Center, a Chicago-based day care
                                                            facility serving the children of low
                                                            income families. Board member of the
                                                            Illinois Manufacturers' Association.

Jerry D. Choate(1) (68)           Trustee      Trustee      Prior to January 1999, Chairman and          68
33971 Selva Road                               since 2003   Chief Executive Officer of the Allstate
Suite 130                                                   Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                        Insurance Company. Prior to January
                                                            1995, President and Chief Executive
                                                            Officer of Allstate. Prior to August
                                                            1994, various management positions at
                                                            Allstate.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (61)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex.
Oak Brook, IL 60523


Jerry D. Choate(1) (68)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of Amgen Inc., a
                                  biotechnological company,
                                  and Director of Valero
                                  Energy Corporation, an
                                  independent refining
                                  company.

                                                                                                     NUMBER OF
                                                 TERM OF                                              FUNDS IN
                                               OFFICE* AND                                              FUND
                                  POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN
OF TRUSTEE                           FUNDS       SERVED     DURING PAST 5 YEARS                      BY TRUSTEE
Rod Dammeyer(2) (65)              Trustee      Trustee      President of CAC, L.L.C., a private          68
CAC, L.L.C.                                    since 1997   company offering capital investment and
4350 LaJolla Village Drive                                  management advisory services. Prior to
Suite 980                                                   February 2001, Vice Chairman and
San Diego, CA 92122-6223                                    Director of Anixter International,
                                                            Inc., a global distributor of wire,
                                                            cable and communications connectivity
                                                            products. Prior to July 2000, Managing
                                                            Partner of Equity Group Corporate
                                                            Investment (EGI), a company that makes
                                                            private investments in other companies.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Rod Dammeyer(2) (65)              Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Quidel Corporation,
San Diego, CA 92122-6223          Stericycle, Inc., Ventana
                                  Medical Systems, Inc., and
                                  GATX Corporation, and
                                  Trustee of The Scripps
                                  Research Institute. Prior to
                                  January 2005, Trustee of the
                                  University of Chicago
                                  Hospitals and Health
                                  Systems. Prior to April
                                  2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc. Prior to
                                  May 2002, Director of
                                  Peregrine Systems Inc. Prior
                                  to February 2001, Director
                                  of IMC Global Inc.

                                                                                                     NUMBER OF
                                                 TERM OF                                              FUNDS IN
                                               OFFICE* AND                                              FUND
                                  POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN
OF TRUSTEE                           FUNDS       SERVED     DURING PAST 5 YEARS                      BY TRUSTEE
Linda Hutton Heagy(2) (58)        Trustee      Trustee      Managing Partner of Heidrick &               68
Heidrick & Struggles                           since 2003   Struggles, an executive search firm.
233 South Wacker Drive                                      Trustee on the University of Chicago
Suite 7000                                                  Hospitals Board, Vice Chair of the
Chicago, IL 60606                                           Board of the YMCA of Metropolitan
                                                            Chicago and a member of the Women's
                                                            Board of the University of Chicago.
                                                            Prior to 1997, Partner of Ray &
                                                            Berndtson, Inc., an executive
                                                            recruiting firm. Prior to 1996, Trustee
                                                            of The International House Board, a
                                                            fellowship and housing organization for
                                                            international graduate students. Prior
                                                            to 1995, Executive Vice President of
                                                            ABN AMRO, N.A., a bank holding company.
                                                            Prior to 1990, Executive Vice President
                                                            of The Exchange National Bank.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2) (58)        Trustee/Director/Managing
Heidrick & Struggles              General Partner of funds in
233 South Wacker Drive            the Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                                     NUMBER OF
                                                 TERM OF                                              FUNDS IN
                                               OFFICE* AND                                              FUND
                                  POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN
OF TRUSTEE                           FUNDS       SERVED     DURING PAST 5 YEARS                      BY TRUSTEE

R. Craig Kennedy(3) (54)          Trustee      Trustee      Director and President of the German         68
1744 R Street, N.W.                            since 2003   Marshall Fund of the United States, an
Washington, D.C. 20009                                      independent U.S. foundation created to
                                                            deepen understanding, promote
                                                            collaboration and stimulate exchanges
                                                            of practical experience between
                                                            Americans and Europeans. Formerly,
                                                            advisor to the Dennis Trading Group
                                                            Inc., a managed futures and option
                                                            company that invests money for
                                                            individuals and institutions. Prior to
                                                            1992, President and Chief Executive
                                                            Officer, Director and member of the
                                                            Investment Committee of the Joyce
                                                            Foundation, a private foundation.

Howard J Kerr(1) (70)             Trustee      Trustee      Prior to 1998, President and Chief           68
14 Huron Trace                                 since 1997   Executive Officer of Pocklington
Galena, IL 61036                                            Corporation, Inc., an investment
                                                            holding company. Director of the Marrow
                                                            Foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

R. Craig Kennedy(3) (54)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex.


Howard J Kerr(1) (70)             Trustee/Director/Managing
14 Huron Trace                    General Partner of funds in
Galena, IL 61036                  the Fund Complex. Director
                                  of the Lake Forest Bank &
                                  Trust.

                                                                                                     NUMBER OF
                                                 TERM OF                                              FUNDS IN
                                               OFFICE* AND                                              FUND
                                  POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN
OF TRUSTEE                           FUNDS       SERVED     DURING PAST 5 YEARS                      BY TRUSTEE

Jack E. Nelson(3) (70)            Trustee      Trustee      President of Nelson Investment Planning      68
423 Country Club Drive                         since 2003   Services, Inc., a financial planning
Winter Park, FL 32789                                       company and registered investment
                                                            adviser in the State of Florida.
                                                            President of Nelson Ivest Brokerage
                                                            Services Inc., a member of the NASD,
                                                            Securities Investors Protection Corp.
                                                            and the Municipal Securities Rulemaking
                                                            Board. President of Nelson Sales and
                                                            Services Corporation, a marketing and
                                                            services company to support affiliated
                                                            companies.

Hugo F. Sonnenschein(3) (65)      Trustee      Trustee      President Emeritus and Honorary Trustee      68
1126 E. 59th Street                            since 1997   of the University of Chicago and the
Chicago, IL 60637                                           Adam Smith Distinguished Service
                                                            Professor in the Department of
                                                            Economics at the University of Chicago.
                                                            Prior to July 2000, President of the
                                                            University of Chicago. Trustee of the
                                                            University of Rochester and a member of
                                                            its investment committee. Member of the
                                                            National Academy of Sciences, the
                                                            American Philosophical Society and a
                                                            fellow of the American Academy of Arts
                                                            and Sciences.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jack E. Nelson(3) (70)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

Hugo F. Sonnenschein(3) (65)      Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex. Director
                                  of Winston Laboratories,
                                  Inc.

                                                                                                     NUMBER OF
                                                 TERM OF                                              FUNDS IN
                                               OFFICE* AND                                              FUND
                                  POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN
OF TRUSTEE                           FUNDS       SERVED     DURING PAST 5 YEARS                      BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee      Trustee      Chief Communications Officer of the          68
(64)                                           since 2003   National Academy of Sciences/National
815 Cumberstone Road                                        Research Council, an independent,
Harwood, MD 20776                                           federally chartered policy institution,
                                                            from 2001 to November 2003 and Chief
                                                            Operating Officer from 1993 to 2001.
                                                            Director of the Institute for Defense
                                                            Analyses, a federally funded research
                                                            and development center, Director of the
                                                            German Marshall Fund of the United
                                                            States, Director of the Rocky Mountain
                                                            Institute and Trustee of Colorado
                                                            College. Prior to 1993, Executive
                                                            Director of the Commission on
                                                            Behavioral and Social Sciences and
                                                            Education at the National Academy of
                                                            Sciences/National Research Council.
                                                            From 1980 through 1989, Partner of
                                                            Coopers & Lybrand.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(64)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004 and
                                  Director of Neurogen
                                  Corporation, a
                                  pharmaceutical company,
                                  since January 1998.

INTERESTED TRUSTEE:

                                                                                                                    NUMBER OF
                                           TERM OF                                                                   FUNDS IN
                                         OFFICE* AND                                                                   FUND
                            POSITION(S)   LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME      PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED     DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen**(2) (67)   Trustee      Trustee      Partner in the law firm of Skadden, Arps, Slate, Meagher &        68
333 West Wacker Drive                    since 1997   Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                     Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Wayne W. Whalen**(2) (67)   Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

------------------
 * The Board of Trustees is divided into three classes (Class I, Class II and Class III). The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Thus, the term of office of each Trustee is three years.

** Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

 (1) Designated as a Class I trustee.

 (2) Designated as a Class II trustee.

 (3) Designated as a Class III trustee.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers who are affiliated persons (as defined in the 1940 Act) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Fund. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth in the Trustee biographical table above.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recently completed fiscal and calendar year ended December 31, 2005.

                               COMPENSATION TABLE

                                                                  FUND COMPLEX
                                                ------------------------------------------------
                                                   AGGREGATE
                                                   PENSION OR                          TOTAL
                                                   RETIREMENT        AGGREGATE     COMPENSATION
                                  AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                                 COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                   FROM THE        AS PART OF      BENEFITS UPON       FUND
            NAME(1)                FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------              ------------   ----------------   -------------   -------------
INDEPENDENT TRUSTEES
David C. Arch..................     $2,054          $ 40,874         $105,000        $222,935
Jerry D. Choate................      2,162            95,781           94,500         199,799
Rod Dammeyer...................      2,054            73,108          105,000         222,935
Linda Hutton Heagy.............      2,367            29,065          105,000         214,425
R. Craig Kennedy...............      2,367            20,314          105,000         214,425
Howard J Kerr..................      2,054           158,695          143,750         222,935
Jack E. Nelson.................      2,367           110,864           84,000         214,425
Hugo F. Sonnenschein...........      2,054            74,118          105,000         222,935
Suzanne H. Woolsey.............      2,367            68,505          104,000         214,425
INTERESTED TRUSTEE
Wayne W. Whalen................      2,054            80,233          105,000         222,935

---------------
(1) Richard F. Powers and Mitchell M. Merin, who were affiliated persons of the Fund's Adviser and Van Kampen, resigned as members of the Board of Trustees of the Fund and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column are the aggregate compensation payable by the Fund for its fiscal year ended December 31, 2005 before deferral by the Trustees under the deferred compensation plan. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2005: Mr. Choate, $2,162; Mr. Dammeyer, $2,054; Ms. Heagy, $2,367; Mr.
    Kennedy, $220; Mr. Nelson, $2,367; Mr. Sonnenschein, $2,054; and Mr. Whalen, $2,054. The cumulative deferred compensation (including interest) accrued with respect to each Trustee from the Fund as of the Fund's fiscal year ended December 31, 2005 is as follows: Mr. Choate, $6,256; Mr. Dammeyer, $18,626; Ms. Heagy, $5,926; Mr. Kennedy, $224; Mr. Kerr, $2,341; Mr. Nelson,
    $6,719; Mr. Sonnenschein, $20,022; and Mr. Whalen, $22,025.

(3) The amounts shown in this column represent the sum of the estimated retirement benefits accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2005. The retirement plan is described above the compensation table.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the current (i.e., as of the Record Date) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2005 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees," which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC"). Each member of the Fund's audit committee is deemed an audit committee financial expert.

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's audit committee charter was attached as Annex K to the Fund's 2004 Proxy Statement.

  The Board's brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the Fund's allocation, if any, of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

  The Board's governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominees for Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's governance committee charter, which includes the Fund's nominating policies, was attached as Annex L to the Fund's 2004 Proxy Statement.

  During the fiscal year ended December 31, 2005, the Board of Trustees of the Fund held 14 meetings. During the Fund's last fiscal year, the audit committee of the Board held four meetings, the brokerage and services committee of the Board held four meetings and the governance committee of the Board held three meetings. During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1, the affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund. Election by plurality means those persons who receive the highest number of votes cast "For" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser as of the date of this Proxy Statement. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                    TERM OF
                                                  OFFICE* AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS
Ronald E. Robison (67)        President and       Officer      President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas   Principal           since 2003   Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Executive Officer                since May 2003, and Managing Director of Van Kampen Advisors
                                                               Inc. since June 2003. Director of Investor Services since
                                                               September 2002. Director of the Adviser, Van Kampen
                                                               Investments and Van Kampen Exchange Corp. since January
                                                               2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                               & Co. Incorporated. Managing Director and Director of Morgan
                                                               Stanley Investment Management Inc. Chief Administrative
                                                               Officer, Managing Director and Director of Morgan Stanley
                                                               Investment Advisors Inc., and Morgan Stanley Services
                                                               Company Inc. and Managing Director and Director of Morgan
                                                               Stanley Distributors Inc. and Morgan Stanley Distribution
                                                               Inc. Chief Executive Officer and Director of Morgan Stanley
                                                               Trust. Executive Vice President and Principal Executive
                                                               Officer of the Institutional and Retail Morgan Stanley
                                                               Funds. Director of Morgan Stanley SICAV. Previously Chief
                                                               Global Operations Officer of Morgan Stanley Investment
                                                               Management Inc. and Executive Vice President of funds in the
                                                               Fund Complex from May 2003 to September 2005.

                                                    TERM OF
                                                  OFFICE* AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

Dennis Shea (53)              Vice President      Officer      Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                       since 2006   Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                             and Van Kampen Advisors Inc. Chief Investment
                                                               Officer -- Global Equity of the same entities since February
                                                               2006. Vice President of Morgan Stanley Institutional and
                                                               Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                               Director and Director of Global Equity Research at Morgan
                                                               Stanley from April 2000 to February 2006.

J. David Germany (52)         Vice President      Officer      Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square,                                  since 2006   Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                   and Van Kampen Advisors Inc. Chief Investment
London, GRB E14 4QA                                            Officer -- Global Fixed Income of the same entities since
                                                               December 2005. Managing Director and Director of Morgan
                                                               Stanley Investment Management Ltd. Director of Morgan
                                                               Stanley Investment Management (ACD) Limited since December
                                                               2003. Vice President of Morgan Stanley Institutional and
                                                               Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (44)          Vice President      Officer      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                             Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                               and the Adviser. Vice President of the Morgan Stanley
                                                               Institutional and Retail Funds since July 2004 and Vice
                                                               President of funds in the Fund Complex as of August 2004.
                                                               Previously, Managing Director and General Counsel of
                                                               Americas, UBS Global Asset Management from July 2000 to July
                                                               2004 and General Counsel of Aeltus Investment Management,
                                                               Inc from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President and  Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary           since 2003   Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

                                                    TERM OF
                                                  OFFICE* AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John L. Sullivan (51)         Chief Compliance    Officer      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1996   August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                     Director of Van Kampen Investments, the Adviser, Van Kampen
                                                               Advisors Inc. and certain other subsidiaries of Van Kampen
                                                               Investments, Vice President, Chief Financial Officer and
                                                               Treasurer of funds in the Fund Complex. Head of Fund
                                                               Accounting for Morgan Stanley Investment Management. Prior
                                                               to December 2002, Executive Director of Van Kampen
                                                               Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial     Officer      Executive Director of Morgan Stanley Investment Management,
1221 Avenue of the Americas   Officer and         since 2006   Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020            Treasurer                        Institutional Funds since 2002 and of funds in the Fund
                                                               Complex since September 2006.

---------------
* The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified.

SHAREHOLDER INFORMATION

  Excluding deferred compensation balances as described in the Compensation Table, as of September 18, 2006, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                    TRUSTEE
                       -------------------------------------------------------------------------------------------------
                         ARCH     CHOATE    DAMMEYER    HEAGY     KENNEDY     KERR     NELSON    SONNENSCHEIN   WOOLSEY
                         ----     ------    --------    -----     -------     ----     ------    ------------   -------
Dollar range of
 equity securities in
 the Fund............  None       None      None       None       None       None      None      None           None
Aggregate dollar
 range of equity
 securities in all
 registered
 investment companies
 overseen by Trustee
 in Fund Complex.....  $50,001-   $1-       over       $50,001-   over       $1-       $1-       $10,001-       $10,001-
                       $100,000   $10,000   $100,000   $100,000   $100,000   $10,000   $10,000   $50,000        $50,000

INTERESTED TRUSTEE

                                                        TRUSTEE
                                                        --------
                                                         WHALEN
                                                         ------
Dollar range of equity securities in the Fund.........  $1-
                                                        $10,000
Aggregate dollar range of equity securities in all
  registered investment companies overseen by Trustee
  in Fund Complex.....................................  over
                                                        $100,000

  Including deferred compensation balances as described in the Compensation Table, as of September 18, 2006, each Trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                      TRUSTEE
                       -----------------------------------------------------------------------------------------------------
                         ARCH       CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR      NELSON    SONNENSCHEIN   WOOLSEY
                         ----       ------    --------    -----     -------      ----      ------    ------------   -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Fund................  None        None       None       None       None       None       None       None           None
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment companies
 overseen by Trustee
 in Fund Complex.....  $50,001-    over       over       over       over       over       over       over           $10,001-
                       $100,000    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000       $50,000

INTERESTED TRUSTEE

                                                       TRUSTEE
                                                       --------
                                                        WHALEN
                                                        ------
Dollar range of equity securities and deferred
  compensation in the Fund...........................  $1-
                                                       $10,000
Aggregate dollar range of equity securities and
  deferred compensation in all registered investment
  companies overseen by Trustee in Fund Complex......  over
                                                       $100,000

  As of September 18, 2006, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund's outstanding Common Shares, except as described below:

                                                      APPROXIMATE
                                                       PERCENTAGE
                                                    OF OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                         SEPTEMBER 18, 2006
-----------------------------------------------  ----------------------
Sit Investment Associates, Inc.                       9.37%(1)
3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Bulldog Investors, Phillip Goldstein and
  Andrew Dakos                                        8.62%(2)
60 Heritage Drive
Pleasantville, NY 10570

---------------
(1) Based on a Schedule 13G/A filed with the SEC on January 30, 2006.

(2) Based on a Schedule 13D/A filed with the SEC on July 11, 2006.

  As of September 18, 2006, Mr. Whalen, a Trustee of the Fund, beneficially owned 500 Common Shares of the Fund.

  As of September 18, 2006, the Trustees and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Common Shares of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's Trustees, officers, Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements, except that a Form 4 filing reporting one transaction on behalf of Mr. Whalen, a Trustee of the Fund, inadvertently was not filed in a timely manner.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected

Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED DECEMBER 31, 2005

                                              NON-AUDIT FEES
                                 -----------------------------------------
                        AUDIT     AUDIT-                  ALL      TOTAL
ENTITY                  FEES     RELATED       TAX       OTHER   NON-AUDIT    TOTAL
------                  -----    -------       ---       -----   ---------    -----
Fund.................  $26,000   $      0     $1,600(3)   $0     $  1,600    $ 27,600
Covered
  Entities(1)........      N/A   $321,000(2)  $    0      $0     $321,000    $321,000

FISCAL YEAR ENDED DECEMBER 31, 2004

                                              NON-AUDIT FEES
                                 -----------------------------------------
                        AUDIT     AUDIT-                  ALL      TOTAL
ENTITY                  FEES     RELATED       TAX       OTHER   NON-AUDIT    TOTAL
------                  -----    -------       ---       -----   ---------    -----
Fund.................  $24,780   $      0     $1,550(3)   $0     $  1,550    $ 26,330
Covered
  Entities(1)........      N/A   $198,000(2)  $    0      $0     $198,000    $198,000

---------------

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund's tax return.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. All such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was attached as Annex K to the Fund's 2004 Proxy Statement.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs in connection with the solicitation of proxies. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen, by the transfer agents of the Fund, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $2,000.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholder meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2007 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by May 28, 2007. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than August 11, 2007. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Fund should send such proposal to the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020, Attn: Van Kampen Asset Management General Counsel's Office.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  Members of the Board of Trustees may be present at the Meeting, although they are not required to be. No Board members attended last year's annual meeting.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       Lou Anne McInnis,
                                       Assistant Secretary

September 22, 2006

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